SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report
Pursuant To Section 13 Or 15(D) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2007
MRV COMMUNICATIONS, INC.
(Name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	06-1340090 (I.R.S. Employer Identification Number)

20415 Nordhoff Street Chatsworth, Ca (Address of principal executive offices)	91311 (Zip Code)
Registrant’s telephone number, including area code: (818) 773-0900
Not Applicable
Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note:
As used in this Report, “we”, “us,” “our,” “MRV” or the “Company” refer to MRV Communications, Inc. and its consolidated subsidiaries. “Luminent” refers to our wholly owned subsidiary Luminent, Inc. and “Fiberxon” refers to our wholly owned subsidiary Fiberxon, Inc., a company engaged in the manufacture and sale of transceivers for metropolitan, access and PON applications having its principal operations and substantially all of its assets in the People’s Republic of China, which we acquired on July 1, 2007.1
Item 8.01 Other Events.
As previously reported in prior filings with the Securities and Exchange Commission, or SEC, that we made on and after July 2, 2007, we were required to file an amendment to our Current Report on Form 8-K that we filed with the SEC on July 2, 2007 reporting the completion of our acquisition of Fiberxon to provide Fiberxon’s audited financial statements and the pro forma financial information specified by Item 9.01 of Form 8-K by September 14, 2007. As indicated in these filings would likely be the case, we were not able to file the required financial statements and financial information by September 14, 2007. Based on our understanding of the progress of the forensic examination of Fiberxon’s business, operations and financial condition and records, as well as the progress of the audit of Fiberxon’s financial statements, we believe that our receipt of Fiberxon’s audited financial statements and their filing with the SEC along with the pro forma financial information as required by Item 9.01 of Form 8-K, will occur soon.
We cannot assure you, however, that this projection of the timing of that filing, a forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995, will actually occur or that we will be able to file the requisite financial statements and financial information in a matter of days, weeks or months. Issues of which we are presently unaware may be raised requiring further forensic investigation, examination, reconstruction or reconciliation of Fiberxon’s financial records or other matters or circumstances may arise that under generally accepted audited standards require additional consideration or revised disclosure before Fiberxon’s auditing firm is in a position to deliver its audit report on Fiberxon’s financial statements. These matters or circumstances or others, which will not be known except through the passage of time, could delay our filing of the required financial statements and information.
You should carefully consider and evaluate all of the information in this Report in combination with the more detailed description of our business and the risks associated with it in our annual report on Form 10-K for the year ended December 31, 2006, which we filed with the SEC on March 6, 2007, and in our Quarterly Report on Form 10-Q for the Quarter ended June 30, 2007, which we filed with the SEC on August 2, 2007. As a result of our inability to file an amendment to our Current Report on Form 8-K providing Fiberxon’s audited financial statements and the pro forma financial information specified by Item 9.01 of Form 8-K by September 14, 2007, there have been material changes in the Risk Factors we previously disclosed in our Form 8-K that we filed SEC on August 13, 2007. The following Risk Factor should be considered in lieu of the Risk Factor included under Item 8.01 of that Form 8-K partially entitled: “Unless We File an Amendment to Our Form 8-K Reporting the Completion of Our Acquisition of Fiberxon containing Fiberxon’s Audited Consolidated Financial Statements and the Pro Forma Financial Information Required by Item 9.01 of Form 8-K by September 14, 2007, We Will Not Be in Compliance With Our Reporting Obligations under the Exchange Act.”
As we were unable to file an Amendment to Our Form 8-K Reporting the Completion of Our Acquisition of Fiberxon containing Fiberxon’s Audited Consolidated Financial Statements and the Pro Forma Financial Information Required by Item 9.01 of Form 8-K by September 14, 2007, We Are No Longer in Compliance With Our Reporting Obligations under the Exchange Act. Our Failure to Comply May Lead to the Delisting of Our Common Stock from the NASDAQ Stock Market and/or Cause Us Other Adverse Consequences.
     On July 2, 2007, within the period required by SEC rules, we filed with the SEC a Current Report on Form 8-K reporting the completion of our acquisition of Fiberxon on July 1, 2007. In order to close the acquisition of Fiberxon on July 1, 2007, we, among other things, waived the condition precedent to the closing requiring that Fiberxon deliver to us its audited consolidated financial statements at, and for the years ended, December 31, 2004, 2005 and 2006. Under Item 9.01, of Form 8-K, we were required to include Fiberxon’s audited consolidated financial statements and pro forma financial information in the form and for the periods specified in Regulation S-X, the SEC’s regulation containing the rules governing the form and content of financial statements for public companies, in an amendment to that Form 8-K that was due by September 14, 2007 (71 days after the date that our initial Report on Form 8-K must be filed as a result of our acquisition of Fiberxon). Until the date on which the Fiberxon’s audited financial statements and

[1]	Since August 13, 2007, Luminent and Fiberxon have been jointly conducting their fiber optic components businesses under the trade name and brand “Source Photonics.”

the pro forma financial information specified by Item 9.01 of Form 8-K are filed with the SEC, no registration statement that we file with the SEC seeking to register our securities for issuance, sale or resale, including for capital raising transactions, additional acquisitions or for our employee benefit programs, will be declared effective by the SEC and thus our capital raising activities and ability to provide new equity incentives to our employees will be substantially curtailed during that period.
     For information regarding the circumstances and events leading to our decision to close the Fiberxon acquisition without having received its audited financial statement, see “Acquisition of Fiberxon, Inc.” in Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part I, Item 2 of our Form 10-Q for the Quarter ended June 30, 2007 filed with the SEC on August 2, 2007.
     Our inability to obtain such information by the September 14, 2007 deadline has resulted in noncompliance with our reporting obligations under the Exchange Act. Such noncompliance, in turn:
•	Has, in the absence of a waiver from the SEC, rendered us ineligible for 12 months to use the SEC’s short-form registration statement on Form S-3 to register the issuance of our securities for any capital raising activities;

•	Will make, in the absence of a waiver from the SEC, during the period that we are ineligible to use S-3, our existing S-3 shelf registration statements more expensive and time consuming to maintain; and

•	Could, depending on when Fiberxon’s financial statements become available and we file them along with other required financial information regarding our acquisition of Fiberxon, have other material and adverse consequences that are summarized below.
     If we are able to file the required financial statements and financial information with the SEC in a matter of days, of which we can provide no assurance, we will consider seeking a waiver of the late filing from the SEC. However, even if we can and do apply for such waiver, the SEC may apply a strict interpretation of its rule and refuse to consider our waiver application summarily or, if does consider it, may deny the request because it views the facts and circumstances of our application insufficient or otherwise unwarranted to justify any or even partial relief. Accordingly, the chances of obtaining a waiver or other relief for our late filing should be considered unlikely and we have assumed for the purposes of the following discussion that no waiver of our late filing will be forthcoming.
     In addition to our inability to have any registration statements that we may file with the SEC declared effective until we satisfy the reporting requirements of Item 9.01 of Form 8-K, which also includes a registration statement by Luminent to conduct its previously announced initial public offering, for so long as we are unable to file such financial statements and financial information, we face:
     Potential Nasdaq Delisting: At some point until we file the Fiberxon’s audited financial statements and the pro forma financial information relating to our acquisition of Fiberxon, we expect to receive a Nasdaq Staff Determination letter indicating that we are not in compliance with the Nasdaq continued listing requirements set forth in Marketplace Rule 4310(c)(14) because of our failure to comply with Item 9.01 of Form 8-K. Upon receipt of such letter, we will be required under the Market Place Rules of The Nasdaq Stock Market to issue a press release and file with the SEC a Current Report on Form 8-K pursuant to its Item 3.01. We will have seven calendar from the date of the Nasdaq Staff Determination letter to request a hearing with a Nasdaq Hearing Panel. During the period following our timely request for a hearing, our common stock will remain conditionally listed on Nasdaq while Nasdaq considers at the hearing information that we provide concerning the reasons for our delayed filing and our expectations regarding its resolution. Under current Nasdaq rules all hearings are to be scheduled within 45 days of the date that our request for hearing is filed, to the extent practical. Although we intend to request a hearing within the period specified following our receipt a Nasdaq Staff Determination letter, we may not be able to convince Nasdaq to allow the continued listing of our common stock until we able to satisfy our reporting obligations under the Exchange Act by filing the requisite Fiberxon financial statements and pro forma financial information and thus the listing of our common stock on Nasdaq may be terminated for such noncompliance. If our shares are delisted from Nasdaq, public trading, if any, in our common stock would be limited to the over-the-counter market. Consequently, the liquidity of our common stock could be impaired and the ability of holders to sell our stock could be adversely affected as would our ability to raise additional capital. Even if we thereafter obtain the requisite Fiberxon financial statements, we may not be able to satisfy Nasdaq’s initial listing requirements necessary to relist our shares on Nasdaq or to satisfy the initial listing criteria to list our shares on any other securities exchange and thus may not be able to re-establish an active trading market for our shares promptly.
     Other Potential Delinquencies or Deficiencies in Filings Required under Our SEC Reporting Obligations: Our inability to obtain Fiberxon’s financial statements may also prevent or delay us from filing other required reports with the SEC. For example, we began to account for Fiberxon operations from and after the date of acquisition, namely, July 1,

2007. Accordingly we will be required to include Fiberxon’s statements of operations and cash flows and balance sheet in our consolidated financial statements at and for the three and nine months ending September 30, 2007 that we are required to provide in our Quarterly Report on Form 10-Q for the quarter then ending. Unless we have reliable financial statements of Fiberxon at the time we prepare our consolidated financial statements at and for the periods ending September 30, 2007 or at the time our Chief Executive Officer and Chief Financial Officer are required to provide the certifications for that Form 10-Q required by Rules 13A-14(A) and 13A-14(B) of the Exchange Act and Section 1350 of Title 18 of the United States Code as added by Section 906 of the Sarbanes-Oxley Act of 2002, which may not be possible in the absence of reliable opening balance sheet for Fiberxon at July 1, 2007, we may be forced to delay the filing with the SEC of our third quarter Form 10-Q beyond the deadline required therefor. For the same reasons we may be forced to delay the filing of our Annual Report on Form 10-K for the year ending December 31, 2007, unless Fiberxon’s financial statements are obtained in time to prepare and audit our fiscal 2007 consolidated financial statements and for our officers to certify our Form 10-K and this problem may continue to delay the filing of our future periodic reports required under the Exchange Act until such financial statements are obtained. A delay in one or more these required filings would further compound and extend the problems discussed above and in the Risk Factors included in Part II, Item 1A of our Form 10-Q for the quarter ended June 30, 2007, resulting from the closing of the Fiberxon acquisition and delays in our ability to obtain Fiberxon’s audited financial statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: September 14, 2007

MRV COMMUNICATIONS, INC.
By:	/s/ Noam Lotan
Noam Lotan
President and Chief Executive Officer

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